                                                                  EXHIBIT 4.3(b)



                              SUBSIDIARY GUARANTY

         This SUBSIDIARY GUARANTY (as amended, supplemented, amended and restated or otherwise modified from time to time, this "Guaranty"), dated as of June 17, 1997, is made by each of the signatories hereto and each other Person which may from time to time hereafter become a party hereto pursuant to Section
5.5 (each, individually, an "Additional Subsidiary Guarantor", and, collectively, the "Additional Subsidiary Guarantors", and, together with each of the signatories hereto, each, individually, a "Subsidiary Guarantor", and, collectively, the "Subsidiary Guarantors"), in favor of BANK OF AMERICA ILLINOIS, as administrative agent (the "Administrative Agent") for each of the Secured Parties (as defined below).


                              W I T N E S S E T H:

         WHEREAS, pursuant to a Term Loan Agreement, dated as of June 17, 1997 (as amended, supplemented, amended and restated or otherwise modified from time to time, the "Term Loan Agreement"), among Pioneer Americas Acquisition Corp., a Delaware corporation (the "Borrower"), the various financial institutions as are, or may from time to time become, parties thereto (each, individually, a "Lender", and collectively, the "Lenders"), DLJ Capital Funding, Inc., as Syndication Agent for the Lenders, Salomon Brothers Holding Company Inc, as Documentation Agent for the Lenders and Bank of America Illinois, as Administrative Agent for the Lenders, the Lenders have extended commitments to make Term Loans to the Borrower;

         WHEREAS, as a condition precedent to the making of the Term Loans under the Term Loan Agreement, each Subsidiary Guarantor is required to execute and deliver this Guaranty;

         WHEREAS, each Subsidiary Guarantor has duly authorized the execution, delivery and performance of this Guaranty; and

         WHEREAS, it is in the best interests of each Subsidiary Guarantor to execute this Guaranty inasmuch as each Subsidiary Guarantor will derive substantial direct and indirect benefits from the making of Term Loans to the Borrower by the Lenders pursuant to the Term Loan Agreement;

         NOW THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, and in order to induce the Lenders to make the Term Loans to the Borrower pursuant to the Term Loan Agreement, each Subsidiary Guarantor agrees, for the benefit of each Secured Party, as follows:

                                   ARTICLE I

                                  DEFINITIONS

         SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Guaranty, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Additional Subsidiary Guarantor" and "Additional Subsidiary Guarantors" are defined in the preamble.

         "Administrative Agent" is defined in the preamble.

         "Borrower" is defined in the first recital.

         "Guaranteed Obligations" is defined in clause (a) of Section 2.1.

         "Guaranty" is defined in the preamble.

         "Lender" and "Lenders" are defined in the first recital.

         "PAI" means Pioneer Americas, Inc., a Delaware corporation and direct Wholly-Owned Restricted Subsidiary of the Borrower, and any successor thereto.

         "PCAC" means Pioneer Chlor Alkali Company, Inc., a Delaware corporation and direct Wholly-Owned Restricted Subsidiary of the Borrower, and any successor thereto.

         "Secured Parties" means, collectively, the Administrative Agent, the Lenders and each of their respective successors, transferees and assigns.

         "Subsidiary Guarantor" and "Subsidiary Guarantors" are defined in the preamble.

         "Term Loan Agreement" is defined in the first recital.

         SECTION 1.2. Term Loan Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Guaranty, including its preamble and recitals, have the meanings provided in the Term Loan Agreement.





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                                   ARTICLE II

                              GUARANTY PROVISIONS

         SECTION 2.1. Guaranty. Each Subsidiary Guarantor hereby absolutely, unconditionally and irrevocably

                 (a) guarantees the full and punctual payment when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all Obligations of the Borrower and each other Obligor, now or hereafter existing, whether for principal, interest, fees, expenses or otherwise (including all such amounts which would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code, 11 U.S.C. Section 362(a), and the operation of Sections 502(b) and 506(b) of the United States Bankruptcy Code, 11 U.S.C. Section 502(b) and
         Section 506(b)) (the "Guaranteed Obligations"), and

                 (b) indemnifies and holds harmless each Secured Party and each holder of a Term Note for any and all costs and expenses (including reasonable attorneys' fees and expenses) incurred by such Secured Party or such holder, as the case may be, in enforcing any rights under this Guaranty;

provided, however, that each Subsidiary Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be hereby incurred without rendering this Guaranty, as it relates to such Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount. This Guaranty constitutes a guaranty of payment when due and not of collection, and each Subsidiary Guarantor specifically agrees that it shall not be necessary or required that any Secured Party or any holder of any Term Note exercise any right, assert any claim or demand or enforce any remedy whatsoever against the Borrower or any other Obligor (or any other Person) before or as a condition to the obligations of such Subsidiary Guarantor hereunder.

         SECTION 2.2. Acceleration of Guaranty. Each Subsidiary Guarantor agrees that, in the event of any Default of the nature set forth in clause (a) or (b) of Section 8.1.9 of the Term Loan Agreement, and if such event shall occur at a time when any of the Guaranteed Obligations may not then be due and payable, such Subsidiary Guarantor will pay to the Lenders forthwith the full amount which would be payable hereunder by such Subsidiary Guarantor if all such Guaranteed Obligations were then due and payable.

         SECTION 2.3. Guaranty Absolute, etc. This Guaranty shall in all respects be a continuing, absolute, unconditional and irrevocable guaranty of payment, and shall remain in full force and effect until all Guaranteed Obligations have been paid in full in cash, all obligations of each Subsidiary Guarantor hereunder shall have been paid in full in cash and all Term Loan Commitments shall have terminated. Each Subsidiary Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Term Loan Agreement, the





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
Term Notes and each other Loan Document under which they arise, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Secured Party or any holder of any Term Note with respect thereto. The liability of each Subsidiary Guarantor under this Guaranty shall be absolute, unconditional and irrevocable irrespective of:

                 (a) any lack of validity, legality or enforceability of the Term Loan Agreement, any Term Note or any other Loan Document;

                 (b) the failure of any Secured Party or any holder of any Term Note

                          (i) to assert any claim or demand or to enforce any right or remedy against the Borrower, any other Obligor or any other Person (including any other guarantor (including any Subsidiary Guarantor)) under the provisions of the Term Loan Agreement, any Term Note, any other Loan Document or otherwise, or

                          (ii) to exercise any right or remedy against any other guarantor (including any Subsidiary Guarantor) of, or collateral securing, any Obligations of the Borrower or any other Obligor;

                 (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other extension, compromise or renewal of any Guaranteed Obligation;

                 (d) any reduction, limitation, impairment or termination of any Guaranteed Obligations for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Subsidiary Guarantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Guaranteed Obligations or otherwise;

                 (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Term Loan Agreement, any Term Note or any other Loan Document;

                 (f) any addition, exchange, release, surrender or non-perfection of any collateral, or any amendment to or waiver or release or addition of, or consent to departure from, any other guaranty, held by any Secured Party or any holder of any Term Note securing any of the Guaranteed Obligations;

                 (g) the occurrence of any change in the laws, rules, regulations or ordinances of any jurisdiction by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce





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
         or otherwise affect, any of the Guaranteed Obligations and the obligations of any Subsidiary Guarantor hereunder;

                 (h) the application by the Administrative Agent or the Lenders of all monies at any time and from time to time received from the Borrower, any Subsidiary Guarantor or any other Person on account of any Indebtedness owing by the Borrower or any Subsidiary Guarantor to the Administrative Agent or the Lenders, in such manner as the Administrative Agent or the Lenders deems best and the changing of such application in whole or in part and at any time or from time to time, or any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations;

                 (i) any change in the name, business, capital structure or governing instrument of the Borrower or any Subsidiary Guarantor or any refinancing or restructuring of any of the Guaranteed Obligations;

                 (j) the sale of the Borrower's or any Subsidiary Guarantor's business or any part thereof;

                 (k) subject to Section 7.2.5 of the Term Loan Agreement, any merger or consolidation, arrangement or reorganization of the Borrower, any Subsidiary Guarantor, any Person resulting from the merger or consolidation of the Borrower or any Subsidiary Guarantor with any other Person or any other successor to such Person or merged or consolidated Person or any other change in the corporate existence, structure or ownership of the Borrower or any Subsidiary Guarantor; or

                 (l) any other circumstance which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any other Obligor, any surety or any guarantor.

         SECTION 2.4. Reinstatement, etc. Each Subsidiary Guarantor agrees that this Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment (in whole or in part) of any of the Guaranteed Obligations is rescinded or must otherwise be restored by any Secured Party or any holder of any Term Note, upon the insolvency, bankruptcy or reorganization of the Borrower or any other Obligor or otherwise, all as though such payment had not been made.

         SECTION 2.5. Waiver, etc. Each Subsidiary Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and of this Guaranty and any requirement that the Administrative Agent, any other Secured Party or any holder of any Term Note protect, secure, perfect or insure any security interest or Lien, or any property subject thereto, or exhaust any right or take any action against the Borrower, any other Obligor or any other Person (including any other guarantor) or entity or any collateral securing the Guaranteed Obligations.





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
         SECTION 2.6. Postponement of Subrogation, etc. Each Subsidiary Guarantor hereby agrees that it will not exercise any rights which it may acquire by way of rights of subrogation under this Guaranty, by any payment made hereunder or otherwise, until the prior payment in full in cash of all Guaranteed Obligations, until the prior payment in full in cash of all obligations of such Subsidiary Guarantor hereunder and the termination of all Term Loan Commitments. Any amount paid to any Subsidiary Guarantor on account of any such subrogation rights prior to the payment in full in cash of all Guaranteed Obligations shall be held in trust for the benefit of the Secured Parties and each holder of a Term Note and shall immediately be paid to the Administrative Agent for the benefit of the Secured Parties and each holder of a Term Note and credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Term Loan Agreement; provided, however, that if

                 (a) such Subsidiary Guarantor has made payment to the Secured Parties and each holder of a Term Note of all or any part of the Guaranteed Obligations, and

                 (b) all Guaranteed Obligations have been paid in full in cash, all obligations of such Subsidiary Guarantor hereunder shall have been paid in full in cash and all Term Loan Commitments have been permanently terminated, each Secured Party and each holder of a Term Note agrees that, at such Subsidiary Guarantor's request, the Administrative Agent, on behalf of the Secured Parties and the holders of the Term Notes, will execute and deliver to such Subsidiary Guarantor appropriate documents (without recourse and without representation or warranty) necessary to evidence the transfer by subrogation to such Subsidiary Guarantor of an interest in the Guaranteed Obligations resulting from such payment by such Subsidiary Guarantor. In furtherance of the foregoing, for so long as any Guaranteed Obligations, obligations of any Guarantor hereunder or Term Loan Commitments remain outstanding, each Subsidiary Guarantor shall refrain from taking any action or commencing any proceeding against the Borrower or any other Obligor (or any of their respective successors or assigns, whether in connection with a bankruptcy proceeding or otherwise) to recover any amount in respect of any payment made under this Guaranty to any Secured Party or any holder of a Term Note; provided, however, that a Subsidiary Guarantor may file appropriate proofs of claim in any bankruptcy or insolvency proceeding of the Borrower or any other Subsidiary Guarantor; provided further, however, that such Subsidiary Guarantor shall not accept any payment or distribution of cash, securities or other property in respect of any such proof of claim unless and until each of the conditions referred to in clause (b) of the proviso to the preceding sentence shall have occurred and, in the event such Subsidiary Guarantor shall in any case receive or be entitled to receive any such payment or distribution in contravention of this proviso, such payment or distribution shall be received and held in trust for, and/or shall be promptly paid over or delivered to, the Secured Parties to the extent necessary to pay the Guaranteed Obligations and other obligations referred to in such clause (b) in full.

         SECTION 2.7. Right of Contribution. Each Subsidiary Guarantor hereby agrees that to the extent that a Subsidiary Guarantor shall have paid more than its proportionate share of any





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
payment made hereunder, such Subsidiary Guarantor shall be entitled to seek and receive contribution from and against any other Subsidiary Guarantor hereunder who has not paid its proportionate share of such payment. Each Subsidiary Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.6. The provisions of this Section 2.7 shall in no respect limit the obligations and liabilities of any Subsidiary Guarantor to the Administrative Agent and each other Secured Party, and each Subsidiary Guarantor shall remain liable to the Administrative Agent and each other Secured Party for the full amount guaranteed by such Subsidiary Guarantor hereunder.

         SECTION 2.8. Successors, Transferees and Assigns; Transfers of Term Notes, etc. This Guaranty shall:

                 (a) be binding upon each Subsidiary Guarantor, and its successors, transferees and assigns; and

                 (b) inure to the benefit of and be enforceable by the Administrative Agent and each other Secured Party.

Without limiting the generality of clause (b), any Lender may assign or otherwise transfer (in whole or in part) any Term Note or Term Loan held by it to any other Person in accordance with the provisions of the Term Loan Agreement, and such other Person shall thereupon become vested with all rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Guaranty) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section
10.11 and Article IX of the Term Loan Agreement.


                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. Representations and Warranties. Each Subsidiary Guarantor hereby represents and warrants for itself unto each Secured Party as to all matters contained in Article VI of the Term Loan Agreement and this
Article III, in each case insofar as applicable to such Subsidiary Guarantor or such Subsidiary Guarantor's properties, together with all related definitions and ancillary provisions, all of which are hereby incorporated into this
Article III as though specifically set forth herein.

         SECTION 3.2. Organization, etc. Each Subsidiary Guarantor and such Subsidiary Guarantor's Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its respective incorporation. Each Subsidiary Guarantor and such Subsidiary Guarantor's Subsidiaries is in good standing and is duly qualified to do business in each jurisdiction where, because of the nature of its activities or properties, such qualification





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
is required, except for those states in which its failure to qualify to do business would not be reasonably likely to have a Material Adverse Effect.

         SECTION 3.3. Due Authorization, Non-Contravention, etc. Each Subsidiary Guarantor is duly authorized to execute and deliver this Guaranty and each other Loan Document to be executed by it and to perform its obligations under this Guaranty and each other Loan Document to be executed by it and is and will continue to be duly authorized to perform its obligations thereunder. The execution, delivery and performance by each Subsidiary Guarantor of this Guaranty and each other Loan Document to which it is a party do not and will not require any consent or approval of any governmental agency or authority.

         SECTION 3.4. No Conflicts. The execution, delivery and performance by each Subsidiary Guarantor of this Guaranty and each other Loan Document to which it is a party do not and will not conflict with (i) any provision of law,
(ii) the Certificate or Articles of Incorporation, as applicable, or bylaws, of such Subsidiary Guarantor, (iii) any agreement binding upon which conflict is reasonably likely to have a Material Adverse Effect or (iv) any court or administrative order or decree applicable to such Subsidiary Guarantor which conflict is reasonably likely to have a Material Adverse Effect, and do not and will not require, or result in, the creation or imposition of any Lien on any asset of such Subsidiary Guarantor, except to the extent created pursuant to any Loan Document.

         SECTION 3.5. Validity and Binding Effect. This Guaranty and each other Loan Document, when duly executed and delivered, will be legal, valid and binding obligations of each Subsidiary Guarantor party thereto, as applicable, enforceable against such Subsidiary Guarantor in accordance with their respective terms.

         SECTION 3.6. Investment Company Act Representation. No Subsidiary Guarantor or any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

         SECTION 3.7. Public Utility Holding Company Act Representation. No Subsidiary Guarantor or any of its Subsidiaries is a "holding company" or a "subsidiary company" of a "holding company" or an "affiliate" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.


                                   ARTICLE IV

                                COVENANTS, ETC.

         SECTION 4.1. Affirmative Covenants. Each Subsidiary Guarantor covenants and agrees that, until all Term Loan Commitments have terminated, all Guaranteed Obligations have been paid in full in cash and all obligations of such Subsidiary Guarantor hereunder shall have





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
been paid in full in cash, such Subsidiary Guarantor will perform, comply with and be bound by all the agreements, covenants and obligations contained in the Term Loan Agreement applicable to such Subsidiary Guarantor or such Subsidiary Guarantor's properties. Each such agreement, covenant and obligation contained in the Term Loan Agreement and all related definitions and ancillary provisions are hereby incorporated into this Guaranty as though specifically set forth herein.

         SECTION 4.2. Concerning the Collateral and the Loan Documents. (a) In order to secure the due and punctual payment of the Guaranteed Obligations, including principal of, premium (if any) and interest (including interest on overdue principal) on the Term Loans, when and as the same shall become due and payable, whether on the scheduled payment date therefor, at maturity, by acceleration or otherwise, and performance of all other obligations of the Borrower to the Agents and the Lenders under the Term Loan Agreement and each other Loan Document and all obligations of each Subsidiary Guarantor under this Guaranty and each other Loan Document, the Borrower, the Subsidiary Guarantors and the other Obligors have entered into each of the applicable Security Documents (including, without limitation, this Guaranty) to which each is a party.

         (b) PCAC and PAI shall perform at their sole cost and expense any and all acts and execute any and all documents (including, without limitation, the execution, amendment or supplementation of any financing statement and continuation statement or other statement) for filing under the provisions of the UCC and the rules and regulations thereunder, or any other statute, rule or regulation of any applicable federal, state or local jurisdiction, including any filings in local real estate land record offices, which are necessary or advisable and shall do such other acts and execute such other documents as may be required under any of the Security Documents, from time to time, in order to grant and maintain valid and perfected Liens on the Collateral in favor of the Collateral Agents in the priorities purported to be created by the Security Documents, subject only to Liens permitted under the Security Documents to be senior or pari passu to the Liens of the Collateral Agents, and to fully preserve and protect the rights of the Agents and the Lenders under the Term Loan Agreement and the other Loan Documents. PCAC and PAI shall pay and satisfy promptly all mortgage and financing and continuation statement recording and/or filing fees, charges and taxes relating to this Term Loan Agreement, the Security Documents and the other Loan Documents, any amendments thereto and any other instruments of further assurance.

                                   ARTICLE V

                            MISCELLANEOUS PROVISIONS

         SECTION 5.1. Loan Document. This Guaranty is a Loan Document executed pursuant to the Term Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

         SECTION 5.2. Binding on Successors, Transferees and Assigns; Assignment. In addition to, and not in limitation of, Section 2.8, this Guaranty shall be binding upon each Subsidiary Guarantor and its successors, transferees and assigns and shall inure to the benefit of and be enforceable by each Secured Party and each holder of a Term Note and their respective successors, transferees and assigns (to the fullest extent provided pursuant to Section 2.8); provided, however, that no Subsidiary Guarantor may assign any of its obligations hereunder without the prior written consent of all Lenders.

         SECTION 5.3. Amendments, etc. No amendment to or waiver of any provision of this Guaranty, nor consent to any departure by any Subsidiary Guarantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (on behalf of the Lenders or the Required Lenders, as the case may be) and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 5.4. Notices. All notices and other communications provided for hereunder shall be in writing and mailed or telecopied or delivered, if to a Subsidiary Guarantor, to such Subsidiary Guarantor in care of the Borrower at the address of the Borrower specified in the Term Loan Agreement, and, if to the Administrative Agent, to the Administrative Agent at the address of the Administrative Agent specified in the Term Loan Agreement, or as to any party, at such other address as shall be designated by such party in a written notice to the Agent or the Subsidiary Guarantors (in care of the Borrower), as the case may be, complying as to delivery with the terms of this Section. All such notices and other communications, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any such notice or communication, if transmitted by facsimile, shall be deemed given when electronic confirmation thereof is received by the transmitter.

         SECTION 5.5. Additional Subsidiary Guarantors. Upon the execution and delivery by any other Person of an instrument in the form of Annex I hereto, such Person shall become a "Subsidiary Guarantor" hereunder with the same force and effect as if originally named as a Subsidiary Guarantor herein. The execution and delivery of any such instrument shall not require the consent of any other Subsidiary Guarantor hereunder. The rights and obligations of each Subsidiary Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Subsidiary Guarantor as a party to this Guaranty.

         SECTION 5.6. Guaranty Is in Addition to Other Security. This Guaranty shall be in addition to and not in substitution for any other guarantees or other security which the Administrative Agent may now or hereafter hold in respect of the Guaranteed Obligations owing to the Administrative Agent or the Lenders by the Borrower and (except as may be required by law) the Administrative Agent shall be under no obligation to marshal in favor of each of the Subsidiary Guarantors any other guarantees or other security or any monies or other assets which





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
the Administrative Agent may be entitled to receive or upon which the Administrative Agent or the Lenders may have a claim.

         SECTION 5.7. No Waiver; Remedies. In addition to, and not in limitation of, Section 2.3 and Section 2.5, no failure on the part of any Secured Party or any holder of a Term Note to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 5.8. Captions. Section captions used in this Guaranty are for convenience of reference only, and shall not affect the construction of this Guaranty.

         SECTION 5.9. Setoff. In addition to, and not in limitation of, any rights of any Secured Party or any holder of a Term Note under applicable law, each Secured Party and each such holder shall, upon the occurrence of any Default described in any of clause (a) or (b) of Section 8.1.9 of the Term Loan Agreement or with the consent of the Required Lenders, any Event of Default, have the right to appropriate and apply to the payment of the obligations of any Subsidiary Guarantor owing to it hereunder, whether or not then due, and such Subsidiary Guarantor hereby grants to each Secured Party and each such holder a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of such Subsidiary Guarantor then or thereafter maintained with such Secured Party, or such holder or any agent or bailee for such Secured Party or such holder; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8 of the Term Loan Agreement.

         SECTION 5.10. Severability. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

         SECTION 5.11. Governing Law, Entire Agreement, etc. THIS GUARANTY SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 5.12. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE SUBSIDIARY GUARANTORS SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT





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
AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH SUBSIDIARY GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO SUCH SUBSIDIARY GUARANTOR IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND SUCH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, EACH SUBSIDIARY GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH SUBSIDIARY GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY SUBSIDIARY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH SUBSIDIARY GUARANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.

         SECTION 5.13. Waiver of Jury Trial. EACH SUBSIDIARY GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR ANY SUBSIDIARY GUARANTOR. EACH SUBSIDIARY GUARANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH SUCH SUBSIDIARY GUARANTOR IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED

PARTIES ENTERING INTO THE TERM LOAN AGREEMENT AND EACH SUCH OTHER LOAN
DOCUMENT.

         SECTION 5.14. Counterparts. This Guaranty may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.



               [REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Guaranty to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                        PIONEER AMERICAS, INC.


                                        By /s/ PHILIP J. ABLOVE
                                          --------------------------------------
                                         Name:  Philip J. Ablove
                                         Title: Vice President and Chief
                                                Financial Officer

                                        PIONEER CHLOR ALKALI COMPANY, INC.


                                        By /s/ PHILIP J. ABLOVE
                                          --------------------------------------
                                         Name:  Philip J. Ablove
                                         Title: Vice President and Chief
                                                Financial Officer

                                        ALL-PURE CHEMICAL CO.


                                        By /s/ PHILIP J. ABLOVE
                                          --------------------------------------
                                         Name:  Philip J. Ablove
                                         Title: Vice President and Chief
                                                Financial Officer

                                        IMPERIAL WEST CHEMICAL CO.


                                        By /s/ PHILIP J. ABLOVE
                                          --------------------------------------
                                         Name:  Philip J. Ablove
                                         Title: Vice President and Chief
                                                Financial Officer

                                        BLACK MOUNTAIN POWER COMPANY


                                        By /s/ PHILIP J. ABLOVE
                                          --------------------------------------
                                         Name:  Philip J. Ablove
                                         Title: Vice President and Chief
                                                Financial Officer

                                        ALL PURE CHEMICAL NORTHWEST, INC.


                                        By /s/ PHILIP J. ABLOVE
                                          --------------------------------------
                                         Name:  Philip J. Ablove
                                         Title: Vice President and Chief
                                                Financial Officer

                                        PIONEER CHLOR ALKALI INTERNATIONAL, INC.


                                        By /s/ PHILIP J. ABLOVE
                                          --------------------------------------
                                         Name:  Philip J. Ablove
                                         Title: Vice President


                                        G.O.W. CORPORATION


                                        By /s/ PHILIP J. ABLOVE
                                          --------------------------------------
                                         Name:  Philip J. Ablove
                                         Title: Vice President and Chief
                                                Financial Officer

                                        PIONEER (EAST), INC.


                                        By /s/ KENT R. STEPHENSON
                                          --------------------------------------
                                         Name:  Kent R. Stephenson
                                         Title: President



                                        T.C. HOLDINGS, INC.


                                        By /s/ PHILIP J. ABLOVE
                                          --------------------------------------
                                         Name:  Philip J. Ablove
                                         Title: Vice President and Chief
                                                Financial Officer

                                        T.C. PRODUCTS, INC.


                                        By /s/ PHILIP J. ABLOVE
                                          --------------------------------------
                                         Name:  Philip J. Ablove
                                         Title: Vice President and Chief
                                                Financial Officer

                                                                      ANNEX I to
                                                         the Subsidiary Guaranty


                          SUPPLEMENT NO. ___ dated as of ________________, 19__
                 (this "Supplement"), to the Subsidiary Guaranty, dated as of June 17, 1997 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Guaranty"), among the initial signatories thereto and each other Person which from time to time thereafter became a party thereto pursuant to
                 Section 5.5 thereof (each, individually, a "Subsidiary Guarantor", and, collectively, the "Subsidiary Guarantors"), in favor of the Secured Parties (as defined in the Guaranty).

                              W I T N E S S E T H:

         WHEREAS, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Guaranty; and

         WHEREAS, the Guaranty provides that additional parties may become Subsidiary Guarantors under the Guaranty by execution and delivery of an instrument in the form of this Supplement; and

         WHEREAS, pursuant to the provisions of Section 5.5 of the Guaranty, the undersigned is becoming an Additional Subsidiary Guarantor under the Guaranty; and

         WHEREAS, the undersigned desires to become a Subsidiary Guarantor under the Guaranty in order to induce the Secured Parties to continue to make Term Loans under the Term Loan Agreement as consideration therefor;

         NOW, THEREFORE, the undersigned agrees, for the benefit of each Secured Party, as follows:

         SECTION 1. In accordance with the Guaranty, the undersigned by its signature below becomes a Subsidiary Guarantor under the Guaranty with the same force and effect as if it were an original signatory thereto as a Subsidiary Guarantor and the undersigned hereby (a) agrees to all the terms and provisions of the Guaranty applicable to it as a Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Subsidiary Guarantor thereunder are true and correct on and as of the date hereof. In furtherance of the foregoing, each reference to a "Subsidiary Guarantor" or an "Additional Subsidiary Guarantor" in the Guaranty shall be deemed to include the undersigned.

         SECTION 2. The undersigned hereby represents and warrants that this Supplement has been duly authorized, executed and delivered by the undersigned and constitutes a legal, valid and binding obligation of the undersigned, enforceable against it in accordance with its terms.

         SECTION 3. Except as expressly supplemented hereby, the Guaranty shall remain in full force and effect in accordance with its terms.

         SECTION 4. In the event any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guaranty shall not in any way be affected or impaired.

         SECTION 5. Without limiting the provisions of the Term Loan Agreement (or any other Loan Document, including the Guaranty), the undersigned agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including reasonable attorneys' fees and expenses of the Administrative Agent.

         SECTION 6. THIS SUPPLEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         SECTION 7. WITHOUT LIMITING THE EFFECT ON SECTION 5.12 OF THE GUARANTY, ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUPPLEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE SECURED PARTIES OR THE UNDERSIGNED SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. SUCH SERVICE MAY BE MADE BY MAILING OR DELIVERING A COPY OF SUCH PROCESS TO THE UNDERSIGNED IN CARE OF THE PROCESS AGENT AT THE PROCESS AGENT'S ABOVE ADDRESS, AND THE UNDERSIGNED HEREBY IRREVOCABLY AUTHORIZES AND DIRECTS THE PROCESS AGENT TO ACCEPT SUCH SERVICE ON ITS BEHALF. AS AN ALTERNATIVE METHOD OF SERVICE, THE UNDERSIGNED FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF

PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. THE UNDERSIGNED HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT THE UNDERSIGNED HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, THE UNDERSIGNED HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SUPPLEMENT AND THE OTHER LOAN DOCUMENTS.

         SECTION 8. WITHOUT LIMITING THE EFFECT OF SECTION 5.13 OF THE GUARANTY, THE ADMINISTRATIVE AGENT AND THE UNDERSIGNED HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SUPPLEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF
THE SECURED PARTIES OR THE UNDERSIGNED.   THE UNDERSIGNED ACKNOWLEDGES AND
AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THE TERM LOAN AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT AND THE ADMINISTRATIVE AGENT ACCEPTING THIS SUPPLEMENT.

         SECTION 9. This Supplement hereby incorporates by reference the provisions of the Guaranty, which provisions are deemed to be a part hereof, and this Supplement shall be deemed to be a part of the Guaranty.



               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned has caused this Supplement to the Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the day and year first above written.

                                       [NAME OF ADDITIONAL SUBSIDIARY GUARANTOR]


                                        By
                                          --------------------------------------
                                         Name:
                                         Title: